UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF NEW YORK
----------------------------------------------------
In re Agway, Inc.,

                          Debtor.
-----------------------------------------------------  Chapter 11
In re Agway General Agency, Inc.,                      Case No. 02-65872 through
                                                       Case No. 02-65877
                         Debtor.
-----------------------------------------------------
In re Brubaker Agronomic Consulting Service LLC,       Jointly Administered

                        Debtor.
-----------------------------------------------------
In re Country Best Adams, LLC,

                        Debtor.
-----------------------------------------------------
In re Country Best-DeBerry LLC,

                        Debtor.
-----------------------------------------------------
In re Feed Commodities International LLC,

                         Debtor.
-----------------------------------------------------

             ORDER CONFIRMING DEBTORS' SECOND AMENDED JOINT PLAN OF
              LIQUIDATION UNDER CHAPTER 11 OF THE BANKRUPTCY CODE



  ------------------------------------ -----------------------------------------
   MENTER, RUDIN & TRIVELPIECE, P.C.     WEIL, GOTSHAL & MANGES LLP
  500 South Salina Street, Suite 500     767 Fifth Avenue
  Syracuse, New York  13202              New York, New York 10153
  (315) 474-7541                         (212) 310-8000

  Co-Attorneys for Debtors and           Co-Attorneys for Debtors and
  Debtors-in-Possession                  Debtors-in-Possession

  ----------------------------------- ------------------------------------------

UNITED STATES BANKRUPTCY COURT NORTHERN DISTRICT OF NEW YORK
---------------------------------------------------------------
In re Agway, Inc.,


                           Debtor.
-------------------------------------------------      Chapter 11
In re Agway General Agency, Inc.,                      Case No. 02-65872 through
                                                       Case No. 02-65877
                           Debtor.
-------------------------------------------------
In re Brubaker Agronomic Consulting Service LLC,       Jointly Administered

                           Debtor.
-------------------------------------------------
In re Country Best Adams, LLC,

                           Debtor.
-------------------------------------------------
In re Country Best-DeBerry LLC,

                           Debtor.
--------------------------------------------------
In re Feed Commodities International LLC,

                           Debtor.
--------------------------------------------------

                        ORDER CONFIRMING DEBTORS' SECOND
                        AMENDED JOINT PLAN OF LIQUIDATION
                     UNDER CHAPTER 11 OF THE BANKRUPTCY CODE
                     ---------------------------------------

The Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, dated February 26, 2004 (the "First Amended Plan")1 having been filed with this Court by Agway, Inc. ("Agway") and certain of its direct subsidiaries, as debtors and debtors in possession (collectively, the "Debtors"); and this Court having entered, after due notice and a hearing, an order dated February 27, 2004 (the "Disclosure Statement Order"), pursuant to sections 105, 502, 1125, 1126 and 1128 of title 11 of the United States Code

--------------------
1   All  capitalized terms not otherwise  defined  herin  shall have the meaning ascribed to them in the Plan.

(the "Bankruptcy Code") and Rules 2002, 3003, 3017, 3018 and 3020 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules") (i) approving the
Debtors' Disclosure Statement Pursuant to Section 1125 of the Bankruptcy Code for Debtors' First Amended Joint Plan of Liquidation, dated February 26, 2004 (the "Disclosure Statement"), (ii) establishing the record holder date, (iii) approving solicitation procedures, forms of ballots, and manner of notice, and
(iv) fixing date, time and place for a hearing to consider confirmation of the Plan (the "Confirmation Hearing") and the deadline for filing objections thereto (the "Deadlines"); and the Affidavits of Mailing, sworn to by Raj Cyril, evidencing the timely service of the First Amended Plan, the Disclosure Statement, related solicitation materials, and notice of non-voting status (the "Notice Affidavits"), having been filed with this Court; and the Certification of Publication of Suzanne Miller, sworn to on March 23, 2004, the Certification of Publication of Mike Henley, sworn to on March 25, 2004, the Certification of Publication of T. Snideriski, sworn to on March 25, 2004, the Certification of Publication of Dieter Krieg, sworn to on March 26, 2004, the Certification of Publication of Robin K. Thompson, sworn to on March 25, 2004 and the Certification of Publication of Julianne Littrell, sworn to on March 29, 2004 evidencing the publication of notice of the Confirmation Hearing and the related Deadlines in the Northeast DairyBusiness magazine April, 2004 issue, The Wall
Street Journal (national edition) on March 25, 2004, The New York Times (national edition) on March 25, 2004, Farmshine magazine on March 19, 2004, The Syracuse Post-Standard on March 25, 2004, and Country Folks magazine on March 22, 2004, respectively (collectively, the "Publication Affidavits") having been filed with this Court; and the Debtors having filed Schedule 9.01 to the First

Amended Plan on April 6, 2004 and the Plan Supplement on April 12, 2004; and the Debtors having filed on April 19, 2004, a memorandum of law in support of confirmation of the First Amended Plan (the "Memorandum of Law"); and the Debtors having filed an omnibus response to the objections to confirmation of the Plan filed by each of (i) General Electric Capital Business Asset Funding Corporation, dated April 6, 2004 (the "GE Objection"); (ii) Pacific Employers Insurance Company and Bankers Standard Fire & Marine Insurance Company (the "ACE Objection"); (iii) Stutzman, Inc., et al (the "Seedgrowers Objection"); (iv) CAN Holdings, LLC (the "CAN Objection"), (v) the Pew Class (the "Pew Objection"),
(vi) R.F. Cunningham & Company, Inc. (the "Cunningham Objection"), (vii) Kirk Mosberger (the "Mosberger Objection"), (viii) State Street Bank and Trust Company (the "State Street Objection"), and (ix) Elaine L. Chao, Secretary of the United States Department of Labor (the "DOL Objection"); and the Affidavit of Michael R. Hopsicker, President and Chief Executive Officer of Agway, sworn to on April 19, 2004 having been filed in support of confirmation of the Plan (the "Hopsicker Affidavit"); and sufficient and proper notice of the Confirmation Hearing having been given to all holders of Claims against, and Equity Interests in, the Debtors and to other parties in interest, all in accordance with the Bankruptcy Code, the Bankruptcy Rules, and the Disclosure Statement Order, and it appearing that no other or further notice need be given; and the Declaration of Ronald Howard Certifying the Ballots Accepting and Rejecting Debtors' First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, sworn to on April 16, 2004 (the "Vote Certification"), having been filed with this Court on April 16, 2004; and sufficient and proper notice of the Confirmation Hearing having been given to all holders of Claims against, and Equity Interests in, the Debtors and to other parties in interest, all in accordance with the Bankruptcy Code, the Bankruptcy Rules, and the Disclosure Statement Order, and it appearing that no other or further notice need be given; and the Debtors having filed on April 21, 2004 Debtors' Second Amended Joint Plan of Liquidation under chapter 11 (as so amended, the "Plan"); and the Confirmation Hearing having been held by this Court on April 21, 2004; and the appearances of all interested parties having been noted in the record of the Confirmation Hearing; and upon the Disclosure Statement, the Plan, the Notice Affidavits, the Memorandum of Law, the Hopsicker Affidavit, the Vote
Certification, the Publication Affidavits, the record of, and the evidence adduced at, the Confirmation Hearing and all proceedings had before this Court, and all the other pleadings filed in support of the Plan; and after due deliberation and sufficient cause appearing, therefore,

                     FINDINGS OF FACT AND CONCLUSIONS OF LAW
                    IT IS HEREBY FOUND AND DETERMINED THAT:2

             1. Exclusive Jurisdiction; Venue; Core Proceeding (28 U.S.C. ss.ss.
                ----------------------------------------------------------------
157(b)(2),  1334(a)). This Court has jurisdiction over the above captioned cases
---------------------
(the "Cases") pursuant to sections 157 and 1334 of title 28 of the United States Code. Venue is proper pursuant to sections 1408 and 1409 of title 28 of the United States Code. Confirmation of the Plan is a core proceeding pursuant to 28 U.S.C. ss. 157(b)(2)(L), and this Court has exclusive jurisdiction to determine whether the Plan complies with the applicable provisions of the Bankruptcy Code and should be confirmed.


2 Pursuant to Bankruptcy Rule 7052 as made applicable to these proceedings by Bankruptcy Rule 9014, findings of fact shall be construed as conclusions of law and conclusions of law shall be construed as findings of fact when appropriate.

              2.   Judicial Notice.  This Court takes judicial notice  of    the
                   ---------------
dockets of the Cases maintained by the Clerk of the Court and/or its duly-appointed agent, including, without limitation, all pleadings and other documents filed, all orders entered, and evidence and argument made, proffered, or adduced at the hearings held before this Court during the pendency of the Cases, including, but not limited to, the hearing to consider the adequacy of the information contained in the Disclosure Statement.

              3. Burden of Proof.  The Debtors have the burden  of  proving  the
                 ---------------
elements of sections 1129(a) and (b) of the Bankruptcy Code by a preponderance of evidence and they have met that burden as further found and determined herein.

              4. Transmittal and Mailing of Materials;  Notice.  The  Disclosure
                 --------------------------------------------
Statement and related solicitation materials, the First Amended Plan, and notice of the Confirmation Hearing, which were transmitted and served as set forth in the Confirmation Notice Affidavit, have been transmitted and served in compliance with the Bankruptcy Code, the Bankruptcy Rules and the Disclosure Statement Order, and such transmittal and service was sufficient, and no other or further notice is or shall be required.

              5. Voting. Votes to accept or reject the Plan have been  solicited
                 -------
and tabulated fairly, in good faith, and in a manner consistent with the Bankruptcy Code, the Bankruptcy Rules, the Disclosure Statement Order, and industry practice.

              6.  The Second Amended Plan (11 U.S.C.ss. 1127).   Subsequent   to
                  -------------------------------------------
solicitation, the Debtors made certain modifications to the First Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, dated February 26, 2004 to clarify certain language and to address certain concerns of various claimants, and have filed the Second Amended Joint Plan of Liquidation Under
Chapter 11 of the Bankruptcy Code which reflects such modifications (as modified, the "Plan"). These modifications do not adversely affect the treatment of any Claims against or Equity Interests in the Debtors under the Plan. Accordingly, pursuant to section 1127(a) of the Bankruptcy Code and Bankruptcy Rule 3019, these modifications do not require additional disclosure under section 1125 of the Bankruptcy Code or resolicitation of votes under section 1126 of the Bankruptcy Code, nor do they require that holders of Claims or Equity Interests be afforded an opportunity to change previously cast acceptances or rejections of the Plan. The Plan as modified shall constitute the Plan submitted for confirmation by the Bankruptcy Court.


              7.  Plan Compliance with Bankruptcy Code (11 U.S.C.ss.1129(a)(l)).
                  -------------------------------------------------------------

The Plan complies with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(l) of the Bankruptcy Code.


              8. Proper  Classification  (11  U.S.C.ss.ss.1122,   1123(a)(1)).
                 ------------------------------------------------------------
In addition to Administrative Expense Claims and Priority Tax Claims that need not be classified, the Plan classifies sixteen (16) Classes of Claims and Equity Interests. The Claims and Equity Interests placed in each Class are substantially similar to other Claims and Equity Interests, as the case may be, in each such Class. Valid business, factual, and legal reasons exist for separately classifying the various Classes of Claims and Equity Interests created under the Plan, and such Classes do not unfairly discriminate between or among holders of Claims and Equity Interests. The Plan satisfies sections 1122 and 1123(a)(1) of the Bankruptcy Code.

            9.   Specified Unimpaired Classes (11 U.S.C.ss.1123(a)(2)).  Section
                 -----------------------------------------------------
4.01 of the Plan specifies that Agway Class 1 (Secured Claims), Agway Class 2 (Priority Non-Tax Claims), Agway Class 3 (Postpetition Pension Eligible BEP Claims), Agway Class 4A (Convenience Claims), Agway Class 4B (Workers' Compensation Claims), FCI Class 1 (Secured Claims), FCI Class 2 (Priority
Non-Tax Claims), FCI Class 3A (Convenience Claims), FCI Class 3B (Workers' Compensation Claims) are unimpaired under the Plan, thereby satisfying section 1123(a)(2) of the Bankruptcy Code.

              10. Specified Treatment of Impaired Classes (11 U.S.C.ss.  1123(a)
                 ---------------------------------------------------------------
(3)). Section 4.02 of the Plan designates Agway Class 4C (General Unsecured Claims), Agway Class 5A (Retiree Claims), Agway Class 5B (Post 65 Retiree Medical Claims), Agway Class 6 (Section 510(b) Claims), Agway Class 7 (Equity Interests), FCI Class 3C (General Unsecured Claims), FCI Class 4 (Equity Interests), as impaired, and Article V specifies the treatment of all Claims and Equity Interests under the Plan, thereby satisfying section 1123(a)(3) of the Bankruptcy Code.

              11.  No Discrimination (11 U.S.C.ss.1123(a)(4)). The Plan provides
                   ------------------------------------------
for the same treatment by the Debtors for each Claim or Equity Interest in each respective Class, thereby satisfying section 1123(a)(4) of the Bankruptcy Code.

              12. Implementation  of  Plan (11  U.S.C.ss.1123(a)(5)).  The  Plan
                  --------------------------------------------------
and the various documents and agreements set forth in the Plan Supplement provide adequate and proper means for the Plan's implementation thereby
satisfying  section   1123(a)(5)  of  the  Bankruptcy  Code.

              13.  Nonvoting  Equity Securities (11  U.S.C.ss.1123(a)(6)).
                   ----------------------------------------------------
The Plan provides for the  dissolution  of the Debtors,  other than Agway,  Inc.

(for the limited  purpose of acting as sponsor  for the Pension  Plan and Thrift
Plan) after the respective Debtors' completion of the acts required by the Plan, and therefore section 1123(a)(6) of the Bankruptcy Code is inapplicable in these
chapter   11   cases.

             14. Designation of Directors and Officers (11 U.S.C.ss.1123(a)(7)).
                 --------------------------------------------------------------
The Plan provides for the dissolution of the Debtors, other than Agway, Inc. (for the limited purpose of acting as sponsor for the Pension Plan and Thrift
Plan) after the respective Debtors' completion of the acts required by the Plan, and therefore section 1123(a)(7) of the Bankruptcy Code is inapplicable in these chapter 11 case.

              15. Additional Plan Provisions (11 U.S.C.ss.1123(b)(6)).The Plan's
                  ---------------------------------------------------
provisions are appropriate and consistent with the applicable provisions of the Bankruptcy Code.

              16. Bankruptcy  Rule  3016(a).   The Plan reflects the date it was
                  -------------------------
filed with the Bankruptcy  Court,  thereby  satisfying  Bankruptcy Rule 3016(a).

              17. Compliance  with  Bankruptcy  Code (11 U.S.C.  ss.1129(a)(2)).
                  -------------------------------------------------------------
The Debtors have complied with the applicable provisions of the Bankruptcy Code, thereby satisfying section 1129(a)(2) of the Bankruptcy Code.

Specifically:

        (a) The  Debtors  are  proper  debtors  under   section  109(d)  of  the
            Bankruptcy Code.

        (b) The  Debtors   have  complied  with  applicable  provisions  of  the
            Bankruptcy Code, except as otherwise provided or permitted by orders of the Court.

        (c) The Debtors have complied with the applicable provisions of the Bankruptcy Code, the Bankruptcy Rules and the Disclosure Statement Order in transmitting the Disclosure Statement, the Plan and related documents and notices in soliciting and tabulating votes on the Plan.

              18.  Plan  Proposed in Good Faith (11 U.S.C.ss.1129(a)(3)).    The
                   ----------------------------------------------------
Debtors have proposed the Plan in good faith and not by any means forbidden by law, thereby satisfying section 1129(a)(3) of the Bankruptcy Code. The Debtors' good faith is evident from the facts and records of these Cases, the Disclosure Statement and the hearing thereon, and the record of the Confirmation Hearing and other proceedings held in these Cases. The Plan was proposed with the legitimate and honest purpose of maximizing the value of the Debtors' estates and to effectuate an orderly liquidating of the Debtors assets.

              19. Payments for Services  or  Costs  and  Expenses (11 U.S.C. ss.
                  --------------------------------------------------------------
1129(a)(4)). Any payment made or to be made by any of the Debtors for services or for costs and expenses in or in connection with the Cases, or in connection with the Plan and incident to the Cases, has been approved by, or is subject to the approval of, the Bankruptcy Court as reasonable, thereby satisfying section 1129(a)(4) of the Bankruptcy Code.

              20.  Directors,  Officers  and Insiders  (11 U.S.C.ss.1129(a)(5)).
                   ------------------------------------------------------------
The Debtors  have  complied  with section  1129(a)(5)  of the  Bankruptcy  Code.
Section 7.04(c) of the Plan provides for the dissolution of the Debtors, with the exception of Agway, Inc., which will continue in existence (for a limited duration) solely as the sponsor of the Thrift Plan and the Pension Plan. The Liquidating Trust, governed by the Liquidating Trustee, will be established as of the Plan effective date. Mr. D. Clark Ogle has been appointed as the Liquidating Trustee pursuant to section 7.01 of the Plan, and will also serve as the principal officer and sole director of Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark. The anticipated role of the

Liquidating Trustee as sole officer and director of Agway, Inc., FCI, Agway Energy and Telmark has been fully disclosed in the Plan Supplement and the Hopsicker Affidavit.

              21. No Rate Changes (11 U.S.C.ss.1129(a)(6)). The Plan provides
                  ----------------------------------------
for the dissolution of each of the Debtors  following the Effective Date.  Thus, section 1129(a)(6) of the Bankruptcy Code is not applicable in these Cases.

              22. Best Interests  of  Creditors (11   U.S.C.ss.1129(a)(7)).  The
                  --------------------------------------------------------
Plan satisfies section 1129(a)(7) of the Bankruptcy Code. The Disclosure Statement, the Plan Supplement, and the Hopsicker Affidavit filed in support of the Plan (a) are persuasive and credible, (b) have not been controverted by other evidence, and (c) establish that each holder of an impaired Claim or Equity Interest either has accepted the Plan or will receive or retain under the Plan, on account of such Claim or Equity Interest, property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtors were liquidated under chapter 7 of the
Bankruptcy   Code   on  such   date.

              23.  Acceptance by Certain Classes (11 U.S.C.ss.1129(a)(8)). Agway
                   -----------------------------------------------------
Class 1 (Secured Claims), Agway Class 2 - (Priority Non-Tax Claims), Agway Class 3 (Postpetition Pension Eligible BEP Claims), Agway Class 4A (Convenience Claims), Agway Class 4B (Workers' Compensation Claims), FCI Class 1 (Secured Claims), FCI Class 2 (Priority Non-Tax Claims), FCI Class 3A (Convenience
Claims), FCI Class 3B (Workers' Compensation Claims) are Classes of unimpaired Claims that are conclusively presumed to have accepted the Plan under section 1126(f) of the Bankruptcy Code. Agway Class 4C, Agway Class 5A, Agway Class 5B, FCI Class 3C have each voted to accept the Plan in accordance with section 1126(c) of the Bankruptcy Code. Agway Class 6 (Section 510(b) Claims), Agway

Class 7 (Equity Interests) and FCI Class 4 (Equity Interests) are not entitled to receive or retain any property under the Plan and, therefore, are deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code. Although section 1129(a)(8) of the Bankruptcy Code has not been satisfied with respect to the deemed rejecting Classes identified above, the Plan is confirmable because the Plan satisfies section 1129(b) of the Bankruptcy Code with respect to such Classes.

              24. Treatment of Administrative, Priority Tax and Priority Non-Tax
                  --------------------------------------------------------------
Claims (11 U.S.C.ss.1129(a)(9)).
--------------------------------
The treatment of Administrative Expense Claims and Priority Non-Tax Claims pursuant to Sections 2.01, 5.02 and 5.12 of the Plan satisfies the requirements of sections 1129(a)(9)(A) and (B) of the Bankruptcy Code, and the treatment of Priority Tax Claims pursuant to Section 2.03 of the Plan satisfies the requirements of section 1129(a)(9)(C) of the Bankruptcy Code.

              25. Acceptance by Impaired Classes (11  U.S.C.ss.1129(a)(10)).
                  ----------------------------------------------------------
Agway Class 4C, Agway Class 5A, Agway Class 5B, FCI Class 3C are all impaired Classes and have voted to accept the Plan, without including any acceptance of the Plan by any insider. As such, there is at least one Class of Claims against the Debtors that is impaired under the Plan and has accepted the Plan, determined without including any acceptance of the Plan by any insider, thus satisfying the requirements of section 1129(a)(10) of the Bankruptcy Code.


              26. Feasibility (11 U.S.C.ss.1129(a)(11)).  The evidence proffered
                  --------------------------------------
or adduced at the Confirmation Hearing (a) is persuasive and credible, (b) has not been controverted by other evidence, and (c) established that the Plan is workable and has a reasonable likelihood of success, thus satisfying the requirements of section 1129(a)(11) of the Bankruptcy Code.

             27. Payment of Fees (11 U.S.C. ss.  1129(a)(12)).  All fees payable
                 --------------------------------------------
under section 1930 of chapter 123 of title 28 of the United States Code, as determined by the Court, have been paid or will be paid pursuant to Section
14.13 of the Plan, thus satisfying the requirements of section 1129(a)(12) of the Bankruptcy Code.

             28. Continuation  of Retiree  Benefits  (11  U.S.C.ss.1129(a)(13)).
                 ---------------------------------------------------------------
Section 1129(a)(13) of the Bankruptcy Code requires a plan to provide for retiree benefits at levels established pursuant to section 1114 of the Bankruptcy Code. Pursuant to section 1114(e)(1)(B) of the Bankruptcy Code, the Debtors and an "authorized representative" of the Retiree Committee (with the consent of the former Committee) have agreed to modifications of certain retiree benefits governed by section 1114 of the Bankruptcy Code and otherwise potentially payable in respect of Retiree Claims. The holders of claims arising from such retiree benefits will receive distributions from the Pension Plan on account of their Retiree Claims (or under the Plan, depending on the governing circumstances, as described in Section 5.07 of the Plan). Accordingly, the Plan satisfies the requirements of section 1129(a)(13) of the Bankruptcy Code.

              29. Fair and Equitable;  No Unfair Discrimination (11  U.S.C.  ss.
                  --------------------------------------------------------------
1129(b)).  Agway  Class  6  (Section  510(b)  Claims),  Agway  Class  7  (Equity
--------
Interests) and FCI Class 4 (Equity Interests) are not entitled to receive or retain any property under the Plan and, therefore, are deemed to have rejected the Plan pursuant to section 1126(g) of the Bankruptcy Code (collectively, the "Rejecting Classes"). Based upon the Hopsicker Affidavit and the evidence proffered, adduced, or presented by the Debtors at the Confirmation Hearing, the

Plan does not discriminate unfairly and is fair and equitable with respect to the Rejecting Classes, as required by section 1129(b)(1) and (2) of the Bankruptcy Code. Specifically, pursuant to section 1129(b)(2) of the Bankruptcy Code, any holder of a Claim or Equity Interest that is junior to the Rejecting Classes will not receive or retain under the Plan on account of such junior
Claim or Equity Interest any property. Thus, the Plan may be confirmed notwithstanding the Debtors' failure to satisfy section 1129(a)(8) of the Bankruptcy Code. Upon confirmation and the occurrence of the Effective Date, the Plan shall be binding upon the members of the Rejecting Classes.

              30. Principal  Purpose  of   the Plan  (11 U.S.C.ss.1129(d)).  The
                  ---------------------------------------------------------
principal purpose of the Plan, as evidenced by its terms, is not the avoidance of taxes or the avoidance of the application of section 5 of the Securities Act of 1933.

              31. Good Faith  Solicitation  (11  U.S.C.ss.1125(e)). Based on the
                  -------------------------------------------------
record before this Court in these Cases, the Debtors and their current members, current directors, current officers, current employees, current shareholders, current agents, current advisors, current accountants, current investment bankers, current consultants, current attorneys, and other representatives have acted in "good faith" within the meaning of section 1125(e) of the Bankruptcy Code in compliance with the applicable provisions of the Bankruptcy Code and Bankruptcy Rules in connection with all their respective activities relating to the solicitation of acceptances to the Plan and their participation in the activities described in section 1125 of the Bankruptcy Code, and are entitled to the protections afforded by section 1125(e) of the Bankruptcy Code and the exculpation provisions set forth in Section 14.08 of the Plan.

              32. Assumption and Rejection of Executory Contracts and  Unexpired
                  --------------------------------------------------------------
Leases.  Article IX of  the Plan  governing  the  assumption  and  rejection  of
------
executory contracts and unexpired leases satisfies the requirements of section 365(b) of the Bankruptcy Code.

              33.  Releases,  Exculpations  and Injunctions.  Based  upon    the
                   ----------------------------------------
Hopsicker Affidavit and the evidence proffered, adduced, or presented by the Debtors at the Confirmation Hearing, the releases, exculpation and injunction provisions contained in sections 12.01, 12.02, 14.08 and 11.06 of the Plan are fair and equitable in the context of the circumstances presented in these Chapter 11 Cases because, among other things, such releases are the product of arms'-length negotiations with the former Committee and the Retiree Committee, and the Plan, as reflected in the voting results, has been overwhelmingly accepted by each Class entitled to vote. The record reflects that, of the objections filed, only the Seedgrowers objected to the release provisions contained in the Plan. Accordingly the Debtors have revised section 12.02 of the Plan to carve out the Seedgrowers' pending litigation from such release provision.

             34.   Deemed   Substantive    Consolidation.      The   substantive
                   -------------------------------------
consolidation of the five Debtors (i.e., Agway, Inc., Agway General Agency, Inc., Brubaker Agronomic Consulting Service LLC, Country Best Adams, LLC, Country Best-DeBerry LLC) is approved as being in the best overall interests of the creditors of such Debtors as it will have merely a nominal effect on the distributions to general unsecured creditors, as compared with the far greater administrative costs that would be incurred if such Debtors' estates were not consolidated.

              35. Liquidating  Trust. The establishment of the Liquidating Trust
                  ------------------
in accordance with the Liquidating Trust Agreement is approved.

              36. Satisfaction of Confirmation Requirements. The Plan  satisfies
                  -----------------------------------------
the requirements for confirmation set forth in section 1129 of the Bankruptcy Code.

              37. Retention of  Jurisdiction.  This Court  may  properly  retain
                  --------------------------
jurisdiction over the matters set forth in Section 13 of the Plan and section 1142 of the Bankruptcy Code.

                                     DECREES
                                     -------

              NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED THAT:

              38. Modifications to the Plan.  The   amendments,  deletions    or
                  -------------------------
clarifications made to the Plan are approved as they do not adversely affect the treatment of any Claims or Interests under the Plan.

              39. Confirmation. The Plan is approved and confirmed under section
                  ------------
1129 of the Bankruptcy Code. The terms of the Plan Supplement and Schedule 9.01 are incorporated by reference into and are an integral part of the Plan.


              40. Resolution of Certain Objections. The following  language  has
                  --------------------------------
resolved certain of the objections (or potential objections) interposed as to confirmation of the Plan by ACE, JP Morgan Chase, CAN Holdings, LLC, the Pew Class and General Electric Capital Business Asset Funding Corporation:

               a.  Ace  Settlement  Agreement.  The May 21,  2003  Order of  the
                   --------------------------
               Bankruptcy Court approving the Settlement Agreement between the Debtors and ACE remains in full force and effect. All of the Policies and the Program Agreement, including any policiesissued post-petition and any Program Agreement related thereto, remain in full force and effect. The Settlement Agreement is deemed to be amended to include all ACE insurance policies which became effective during 2003. The Liquidating Trust shall assume the

               Debtors' rights and obligations under the Settlement Agreement, as amended hereby, including all of the policies and program agreements relating thereto, and the Liquidating Trustee shall be recognized as the representative of the Debtors under insurance policies, except that nothing contained herein shall make the Liquidating Trustee an insured under any of the ACE insurance policies.

               b. In the event ACE performs services to administer and resolve claims under the Plan, the Debtors and/or the Liquidating Trustee, as the case may be, shall pay for those services as part of the Plan administrative expenses.

               c. Assumption and Security Agreement. The Liquidating Trust shall
                  ---------------------------------
               be and hereby is authorized to execute and deliver that certain Assumption and Security Agreement among Agway, Inc., the Liquidating Trust and JP Morgan Chase Bank to be executed on or about the Effective Date, and to perform its obligations thereunder.

               d. CAN Asset  Purchase  Agreement.  Pursuant to the terms of that
                  ------------------------------
               certain Asset Purchase and Sale Agreement dated as of January 16, 2004 between CAN Holdings, LLC ("CAN") and Agway, Inc. ("Agway"), as amended (the "Agreement"), and notwithstanding any other provision of the Plan or this Confirmation Order to the contrary:
               (i) the indemnification and inventory escrows established under the Agreement (collectively, the "Hold-Backs") will continue to be held separately in escrow and shall not become property of Agway's estate except to the extent such amounts are released to Agway upon satisfaction of the conditions expressly set forth in the Agreement ; (ii) any claims under the Agreement with respect to the Hold-Backs will be governed by the terms of the Agreement and the order of this Court approving the Agreement and the transactions contemplated thereby dated March 11, 2004 (the "Sale Approval Order"), and not by the Plan or any bar date for administrative claims established thereunder; (iii) any indemnification or inventory adjustment claims under the Agreement will not be discharged by confirmation of the Plan; and
               (iv) Agway shall not seek to bar CAN from subsequently bringing such claims as a consequence of Agway's confirmation of its Plan or its emergence from bankruptcy. The Sale Approval Order remains binding and in full force and effect in accordance with its terms, notwithstanding any contrary provisions of the Plan or this Confirmation Order.

               e. Pew Class Resolution: Pursuant to the agreement and request of
                  --------------------
               the Debtors and the Pew Class, with the consent of the United States Trustee, as stated on the record of the Confirmation Hearing by their respective counsel, the Court will reserve decision on the Pew Objection until such time as either the Pew

               Class requests the Court to determine the objection or the Liquidating Trustee seeks to implement the provisions of Section 7.01(f) of the Plan. Upon the occurrence of either event, the Pew Class, the Debtors, the Liquidating Trustee and the United States Trustee shall be afforded an opportunity to file memoranda in support of their respective positions and to request oral argument before the Court. Each of the foregoing parties shall have the right to appeal from the order of the Court then adjudicating the Pew Objection. If the Court (or any appellate court) determines that section 7.01(f) of the Plan is not permissible under applicable law as it pertains to the Pew Class (i.e. that the inclusion of such section would have rendered the Plan unconfirmable), the Debtors and the Pew Class have agreed that confirmation of the Plan shall not be affected except that section 7.01(f) shall not be applicable to the Pew Class other than to to the extent necessary to ensure that members of the Pew Class do not receive more than 100 % of their respective Allowed Claims (including interest). The Findings of Fact and Conclusions of Law set forth in paragraphs 7, 8, 11 and 12 of this Order are neither res judicata nor collateral estoppel for purposes of any future adjudication by the Court regarding the Pew Objection.

               f. GE Objection  Resolution:  Notwithstanding any other provision
                  ------------------------
               in the Plan, Disclosure Statement or this Order to the contrary, GE shall have the right to file and serve a cure Claim relating to Lease Schedules 04 and 05 to that certain Master Lease Agreement (the "Master Lease") between GE and Agway, Inc. dated December 17, 1999, which such Lease Schedules were assumed and assigned to CAN Holdings, LLC as part of the sale of Agway's Feed division. GE shall have until May 19, 2004 to file the cure Claim which may include any unpaid interest, if any. If the Debtors or Liquidating Trustee fail to file and serve an objection to such cure Claim within 30 days of May 19, 2004, the cure Claim shall be allowed and immediately paid to GE as an administrative expense claim. If the Debtors or Liquidating Trustee file an objection to the cure Claim, such objection shall be heard on not less than 30 days notice with GE's response due three (3) business days prior to the hearing date. With respect to any administrative expense claim asserted by GE pertaining to Lease Schedules 04 and 05, the other Lease Schedules relating to the Master Lease, and/or arising under that certain Agreement attached to this Court's June 24, 2003 Order Approving Sale of Property Free and Clear of Liens (Kernal Acres), the definition of "Administrative Claim" shall include obligations of the Debtors as described in Bankruptcy Code Section 365(d)(10), notwithstanding anything to the contrary in the Plan, Disclosure Statement and/or Confirmation Order.

              41. Remaining Objections.  All   objections  that  have  not  been
                  --------------------
withdrawn, waived, resolved or settled, and all reservations of rights pertaining to confirmation of the Plan included therein, are overruled on the merits.

              42. Binding Effect.  The Plan and its provisions shall be  binding
                  --------------
upon the Debtors, the Liquidating Trustee, any entity acquiring or receiving property or a distribution under the Plan, and any holder of a Claim against, or Equity Interest in, the Debtors, including all governmental entities, whether or not the Claim or Equity Interest of such holder is impaired under the Plan and whether or not such holder or entity has accepted the Plan.

              43. Vesting of Assets (11  U.S.C.ss.1141(b),  (c)).  Pursuant   to
                  ----------------------------------------------
Section 11.01 of the Plan, except as otherwise provided in the Plan, upon the Effective Date, all property of the Debtors' estates shall vest in the Debtors, and in accordance with Section 7 of the Plan and subject to the exceptions contained therein and in the Liquidating Trust Agreement, the Liquidating Trust Assets and Claims shall be transferred to the Liquidating Trust. From and after the Effective Date, the Liquidating Trustee may dispose of the Liquidating Trust Assets

              44. Assumption or Rejection of Executory  Contracts and  Unexpired
                  --------------------------------------------------------------
Leases (11 U.S.C.ss.  1123(b)(2)).  Pursuant to Section 9 of the Plan, as of the
--------------------------------
Effective Date, all prepetition executory contracts and unexpired leases that exist between the Debtors and any person shall be deemed rejected by the Debtors on the Effective Date (with such rejection effective as of the Confirmation
Date), except for any executory contract and unexpired lease (a) which has been assumed, assumed and assigned, or rejected, as applicable, pursuant to an order of the Bankruptcy Court entered prior to the Confirmation Date, (b) as to which a motion for approval of the assumption, assumption and assignment, or rejection, as applicable, of such contract or lease has been filed and/or served prior to the Confirmation Date, or (c) which is set forth in Schedule 9.01 to the Plan.

              45.  Cure of  Defaults.  Pursuant  to the Plan, in the event there
                   -----------------
is a default under an executory contract or unexpired lease, the Debtor may assume the contract or lease only if the Debtor cures the default. A condition to the assumption of an executory contract or unexpired lease is that any default under an executory contract or lease that is to be assumed pursuant to the Plan will be cured in a manner consistent with the Bankruptcy Code and as set forth in the Plan.

              46. General Authorizations. Each Debtor or the Liquidating Trustee
                  ----------------------
is hereby authorized to execute, deliver, file, or record such contracts, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate, implement, and further evidence the terms and conditions of the Plan. As of the Effective Date, the Debtors and their directors, officers, members, agents, and attorneys, are authorized and empowered to grant, issue, execute, deliver, file, or record any agreement, document, or security, including, without limitation, the documents contained in the Plan Supplement, as modified, amended, and supplemented, in substantially the form included therein, and to take any action necessary or appropriate to implement, effectuate, and consummate the Plan in accordance with its terms, or take any or all corporate actions authorized to be taken pursuant to the Plan, and any release, amendment, or restatement of any certificates of incorporation, by-laws, or other organization documents of the Debtors, whether or not specifically referred to in the Plan or the Plan Supplement, without further order of this Court, and any or all such documents shall be accepted by each of the respective state filing offices and recorded, if required, in accordance with applicable state law and shall become effective in accordance with their terms and the provisions of state law.

              47.  Securities  Laws  Exemption.  The  offering,   issuance   and
                   ---------------------------
distribution of the beneficial interests in the Liquidating Trust are exempt from the provisions of section 5 of the Securities Act of 1933, as amended, and any state or local law requiring registration for the offer, issuance, distribution, or sale of a security by reason of section 1145(a) of the Bankruptcy Code. The beneficial interests in the Liquidating Trust deemed to be held by holders of General Unsecured Claims are not certificated and are not transferable (except as otherwise provided in the Liquidating Trust Agreement); provided, however, that pursuant to section 7.01 of the Plan, and section 2.03 of the Liquidating Trust Agreement, the Liquidating Trustee will be entitled, in the exercise of its reasonable discretion, to cause the Liquidating Trust to be re-established as a certificated trust, subject to compliance with all applicable securities laws.

              48. Substantive Consolidation. Subject to the occurrence   of  the
                  --------------------------
Effective Date, Agway shall be deemed substantively consolidated for purposes of voting and determining distributions under the Plan. Any obligation of Agway, Inc., Agway General Agency, Brubaker, Country Best Adams, or Country Best De-Berry and all guarantees thereof executed by one or more of Agway, Inc., Agway General Agency, Brubaker, Country Best Adams, or Country Best De-Berry will be deemed to be one obligation of deemed consolidated Agway; any Claims filed or to be filed in connection with any such obligation and such guarantees will be deemed one Claim against deemed consolidated Agway and each and every Claim filed in the individual Chapter 11 Cases of any of Agway, Inc., Agway

General Agency, Brubaker, Country Best Adams, or Country Best De-Berry will be deemed filed against deemed consolidated Agway.

              49. Plan Supplement.  The   documents   contained  in    the  Plan
                  ---------------
Supplement and any amendments, modifications, and supplements thereto, and all documents and agreements introduced into evidence by the Debtors at the Confirmation Hearing (including all exhibits and attachments thereto and documents referred to therein), and the execution, delivery, and performance thereof by the Debtors or the Liquidating Trustee is authorized and approved, including, but not limited to, the Liquidating Trust Agreement and the Disbursing Agreement. Without need for further order or authorization of this Court, the Debtors and the Liquidating Trustee are authorized and empowered to make any and all modifications to any and all documents included as part of the Plan Supplement that do not materially modify the terms of such documents and are consistent with the Plan.

              50. Governmental Approvals Not Required.  This Confirmation  Order
                  -----------------------------------
shall constitute all approvals and consents required, if any, by the laws, rules, or regulations of any state or any other governmental authority with respect to the implementation or consummation of the Plan and any documents, instruments, or agreements, and any amendments or modifications thereto, and any other acts referred to in or contemplated by the Plan, the Disclosure Statement, and any documents, instruments, or agreements, and any amendments or modifications thereto.

              51. Exemption  from  Transfer  Taxes.  Pursuant to section 1146(c)
                  --------------------------------
of the Bankruptcy Code (i) the creation of any mortgage, deed of trust, lien, pledge, or other security interest, or (ii) the making or assignment of any lease or sublease, or (iii) the making or delivery of any deed or other instrument of transfer by one or more of the Debtors and/or Liquidating Trust under, in furtherance of, or in connection with, the Plan, including, without limitation, any restructuring, disposition, liquidation, or dissolution, deeds, bills of sale, transfers of tangible property will not be subject to any stamp tax, recording tax, personal property tax, real estate transfer tax, sales or use tax, or other similar tax.

             52. Date of  Distributions  and  Transfers. Pursuant  to   Sections
                 --------------------------------------
2,01, 6.02 and 7.01(a) of the Plan, unless otherwise provided in the Plan, on the Effective Date, or as soon thereafter as is reasonably practicable, the Debtors shall (i) remit distributions to be made under the Plan to the holders of Allowed Claims and (ii) transfer the Liquidating Trust Assets and Claims free and clear of all liens, claims, and encumbrances to the Liquidating Trust, subject to any obligations imposed by the Plan, on behalf of the holders of General Unsecured Claims.

              53. Compensation and  Reimbursement  Claims.  Pursuant to  Section
                  ---------------------------------------
6.11 of the Plan, all professionals seeking an award from the Court of compensation for services rendered or reimbursement of expenses incurred through and including the Effective Date under sections 328, 330, 503(b)(2), 503(b)(3), 503(b)(4) or 503(b)(5) of the Bankruptcy Code (except any ordinary course professional retain by order of this Court) (a) shall file an application for allowance of final compensation and reimbursement of expenses in the Cases incurred through the Confirmation Date on or before a date to be set in the notice of a hearing for Approval of Final Fee Applications by the Bankruptcy Court in the Confirmation Order, which shall be no later than sixty (60) days after the Confirmation Date and (b) shall be paid in full in such amounts as are allowed by this Court (i) on the date upon which the order relating to any such Administrative Expense Claim becomes a Final Order or (ii) upon such other terms as may be mutually agreed upon between such holder of an Administrative Expense Claim and the Debtors or, on and after the Effective Date, the Liquidating Trustee. In accordance with Section 6.11 of the Plan, objections to applications of professionals for allowance of final compensation and reimbursement of expenses shall be filed and served as to be received by the Clerk of the Court and the applicant not later than 4:00 p.m. on the third business day prior to the date set forth for the Court's consideration of such application.

              54. Releases and Exculpations. Based upon the overwhelming support
                  -------------------------
for the Plan, and the facts and circumstances of these Chapter 11 Cases, the release, exculpation and injunction provisions contained in sections 12.01, 12.02, and 14.08 of the Plan are fair and equitable, are an essential component of the agreement among the parties in interest, and are in the best interests of the Debtors and their chapter 11 estates, and such provisions shall be effective and binding upon all persons and entities, or as provided in the Plan.


              55. Injunction. Pursuant to Section 11.06  of  the  Plan,  on  and
                  ----------
after the Confirmation Date, all Persons are permanently enjoined from commencing or continuing in any manner any action or proceeding (whether directly, indirectly, derivatively or otherwise) on account of or respecting any claim, debt, right or cause of action of Agway for which the Liquidating Trustee retains sole and exclusive authority to pursue in accordance with the Plan.

              56. Books and Records. On the Effective Date, Agway, Agway Energy,
                  -----------------
Telmark and FCI shall transfer and assign to the Liquidating Trust full title to, and the Liquidating Trust shall be authorized to take possession of, all the books and records of the Debtors.

              57. Role of  the  Liquidating  Trustee. In   connection  with  the
                  ----------------------------------
administration of the Liquidating Trust, except as otherwise set forth in the Liquidating Trust Agreement, and subject to the provisions of P. 40 e. of this Order, the Liquidating Trustee is authorized to perform any and all acts necessary or desirable to accomplish the purposes of the Liquidating Trust and the Plan. In connection with the administration of the Pension Plan and the Thrift Plan, the Liquidating Trustee is authorized to act as a named fiduciary for each such plan and to perform any and all acts necessary or desirable to accomplish the purposes of each such plan, including, but not limited to, authority to appoint one or more fiduciaries for the Thrift Plan with respect to the prosecution of the Thrift Plan Litigation, the DOL Litigation, the defense of objections to claims or other similar claims or litigation on behalf of the Thrift Plan and its participants and their beneficiaries, and to amend the Thrift Plan to effect the foregoing. As sole director and principal officer of Agway, Inc., FCI and Agway's non-debtor subsidiaries, Agway Energy and Telmark, the Liquidating Trustee is authorized to administer its affairs and to take any and all necessary actions to protect and dispose of its assets in an orderly fashion, and distribute the proceeds to its creditors in accordance with the Plan. The Liquidating Trustee is expressly authorized to perform the duties set forth in the Liquidating Trust Agreement, as amended, filed with the Court on April 21, 2004.

              58. Costs and Expenses of the Trustee. Pursuant to Section 7.01(d)
                  ---------------------------------
of the Plan, and in accordance with the Liquidating Trust Agreement and any other agreements entered into in connection therewith, on the Effective Date, Agway, Inc. shall, transfer an amount of Cash (in addition to any Cash allocated to the Disputed Claims Reserve) to the Liquidating Trust reasonably necessary to fund the administrative expenses of the Liquidating Trust. To the extent such amount subsequently proves insufficient, subject to the terms of the Liquidating Trust Agreement the Liquidating Trustee may borrow additional amounts to fund any reasonably necessary administrative expenses (including, but not limited to, any taxes imposed on the Liquidating Trust or fees and expenses in connection with its liquidations).

              59. Claims Preserved. Except as otherwise  provided  elsewhere  in
                  ----------------
the Plan, on and after the Effective Date, the Liquidating Trustee will have the exclusive right to enforce any and all present or future rights, claims or causes of action of Agway, Telmark, or Agway Energy against any Person and rights of the Debtors that arose before or after the Effective Date, including, but not limited to, rights, claims, causes of action, avoiding powers, suits and proceedings arising under sections 544, 545, 547, 548, 549, 550 and 553 of the Bankruptcy Code, where applicable.

              60. Term of Injunctions  and Automatic  Stay. Pursuant  to Section
                  ----------------------------------------
11.04 of the Plan, unless otherwise provided, all injunctions or stays provided for in the Chapter 11 Cases pursuant to sections 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the Effective Date.

              61. Cancellation  of the Indenture and  Discharge of the Indenture
                  --------------------------------------------------------------
Trustee.  Pursuant to Section  14.09(c) of the Plan,  on the  Effective    Date,
-------
the  Indenture  Trustee  and  its  agents  shall  be  discharged  of  all  their obligations associated with the Agway Subordinated Debt Securities, the indenture governing the Agway Subordinated Debt Securities and any related documents, and released from all Claims arising in the Chapter 11 Cases. As of the Effective Date, the indenture with respect to the Agway Subordinated Debt Securities shall be deemed cancelled, except that such cancellation shall not impair the rights of the holders of the Agway Subordinated Debt Securities to receive distributions under the Plan or the rights of the Indenture Trustee under its charging lien pursuant to the indenture, to the extent that the indenture trustee has not received payment as provided for in the Plan. The Indenture Trustee shall be compensated by the estate for services rendered during the period up to and including the Effective Date of the Plan, including the reasonable compensation, disbursements, and expenses of the agents and legal counsel, in connection with the performance of its duties under the indenture in accordance with the terms and conditions of that certain Stipulation and Order Resolving The Debtors' Motion For An Order Expunging Certain Claims Filed By JPMorgan Chase Bank, As Successor Indenture Trustee approved by the Court on March 10, 2004. Upon payment in full of the reasonable fees and expenses of the indenture trustee, the Indenture Trustee's liens on the distributions to the holders of the Agway Subordinated Debt Securities shall be released and extinguished.

              62.  Notice of Entry of Confirmation Order. On or before the  date
                   -------------------------------------
that is fifteen (15)days after the entry of the Confirmation Order, the Debtors shall serve by hand delivery, first class mail, or reputable overnight delivery service, a notice of the entry of this Confirmation Order, in substantially the form annexed hereto as Exhibit "A" (the "Confirmation Notice"), to each of the following at their respective addresses last known to the Debtors: (i) United States Trustee for the Northern District of New York, (ii) the attorneys for the Debtors' postpetition lenders, (iii) the attorneys for the Retiree Committee,
(iv) Nicholas S. Priore, Esq., Getnick Livingston Atkinson Gigliotti & Priore, LLP, 258 Genesee Street, Suite 401, Utica, NY 13502, counsel for ACE Insurance,
(v) David L. Ganje, Esq., Ganje Law Office, Two Tower Place, Albany, NY 12203, counsel for CitiCapital Commercial Corporation f/k/a Associates Commercial Corporation, (vi) David L. Rasmussen, Esq., Harris Beach LLP, 99 Garnsey Road, Pittsford, NY 14534, counsel for Zurich North America, (vii) Roger Reierson, Esq., Office of the General Counsel, 1200 K Street, N.W., Suite 340, Washington, DC 20005, counsel for Pension Benefit Guaranty Corporation (viii) the Securities and Exchange Commission, the Internal Revenue Service, and other government agencies to the extent required by the Bankruptcy Rules and the Local Bankruptcy Rules for the Northern District of New York, (ix) all parties having filed an objection to the Plan, (x) all other known record holders of Claims against, and Equity Interests in, the Debtors and (xi) those parties having filed a Notice of Appearance and Request for Service of Papers pursuant to Rule 2002 of the Federal Rules of Bankruptcy Procedure. Such service shall constitute good and sufficient notice pursuant to Bankruptcy Rule 2002(f)(7) and 2002(i)-(l) of the confirmation of the Plan and the entry of this Confirmation Order. The Debtors shall also cause the Confirmation Notice to be published as promptly as practicable after the Effective Date once in each of the Wall Street Journal (national edition), the New York Times (national edition) and the Syracuse Post Standard.

              63.  No Waiver of  Rights.  Unless otherwise agreed to in writing,
                   --------------------
no distribution on account of any Claim, whether allowed on or after the Effective Date shall be deemed to waive the rights of the Debtors in connection with any causes of action against the holder of any claim receiving such distribution, including without limitation, any causes of action under chapter 5 of the Bankruptcy Code.

              64. Technical Adjustments.  Prior  to  the  Effective  Date,   the
                  ---------------------
Debtors may make appropriate technical adjustments and modifications to the Plan and the Plan Supplement without further order or approval of this Court, provided that such technical adjustments and modifications do not adversely affect in a material way the treatment of holders of Claims or Interests.

              65. Binding Effect. Pursuant to sections 1123(a)  and  1142(a)  of
                  --------------
the Bankruptcy Code and the provisions of this Confirmation Order, the Plan, and the Plan Supplement shall apply and be enforceable notwithstanding any otherwise applicable nonbankruptcy law.

              66. Severability. Each term and provision of the Plan,  as  it may
                  ------------
have been altered or interpreted by this Court, is valid and enforceable pursuant to its terms.

               67. Conflicts Between Confirmation Order and Plan. To the  extent
                   ---------------------------------------------
of any  inconsistency  between the provisions of the Plan and this  Confirmation
Order, the terms and conditions contained in this Confirmation Order shall govern. The provisions of this Confirmation Order are integrated with each other and are nonseverable and mutually dependent unless expressly stated by further order of this Court.

Dated:   Utica, New York
         April 28, 2004

                                    /s/  STEPHEN D. GERLING
                                    ------------------------------------------
                                    HONORABLE STEPHEN D. GERLING
                                    CHIEF UNITED STATES BANKRUPTCY JUDGE

                                    EXHIBIT A

MENTER, RUDIN & TRIVELPIECE, P.C.                   WEIL, GOTSHAL & MANGES LLP
Co-Attorneys for the Debtors                        Co-Attorneys for the Debtors
and Debtors in Possession                           and Debtors in Possession
500 South Salina Street, Suite 500                  767 Fifth Avenue
Syracuse, New York  13202                           New York, New York  10153
Telephone:  (315) 474-7541                          Telephone:  (212) 310-8000
Jeffrey A. Dove, Esq.                               Marvin E. Jacob, Esq.

                                                    Judy G.Z. Liu, Esq.

UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF NEW YORK
----------------------------------------------------  In re Agway,
Inc.,

                           Debtor.
----------------------------------------------------   Chapter 11
In re Agway General Agency, Inc.,                      Case No. 02-65872 through
                                                       Case No. 02-65877
                           Debtor.
----------------------------------------------------
In re Brubaker Agronomic Consulting Service LLC,       Jointly Administered

                           Debtor.
----------------------------------------------------
In re Country Best Adams, LLC,

                           Debtor.
----------------------------------------------------
In re Country Best-DeBerry LLC,

                           Debtor.
----------------------------------------------------
In re Feed Commodities International LLC,

                           Debtor.
----------------------------------------------------


                  NOTICE OF ENTRY OF ORDER CONFIRMING DEBTORS'
                 SECOND AMENDED JOINT PLAN OF LIQUIDATION UNDER
       CHAPTER 11 OF THE BANKRUPTCY CODE AND OCCURRENCE OF EFFECTIVE DATE


       TO ALL CREDITORS, EQUITY INTEREST HOLDERS AND PARTIES IN INTEREST:

                  PLEASE TAKE NOTICE that an order (the "Confirmation Order") confirming the Debtors' Second Amended Joint Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, dated [April 20, 2004] (as amended, the "Plan"), Agway, Inc. ("Agway") and certain of its direct subsidiaries, as debtors and debtors in possession (collectively, the "Debtors"), was approved by the Honorable Stephen D. Gerling, United States Bankruptcy Judge, and entered by the Clerk of the United States Bankruptcy Court for the Northern District of New York (the "Bankruptcy Court") on April __, 2004. Unless otherwise defined in this notice, capitalized terms used in this notice shall have the meanings ascribed to them in the Plan and the Confirmation Order. A list of the Debtors is attached hereto as Exhibit A.

               PLEASE TAKE FURTHER NOTICE that the Confirmation Order is available for inspection in the office of the Clerk of the Bankruptcy Court at the United States Bankruptcy Court, Alexander Pirnie Federal Building, 10 Broad Street, Room 230, Utica, New York 13501. The Confirmation Order is also available on the [Agway? Donlin?] website: [______________]

               PLEASE TAKE FURTHER NOTICE that the Effective Date of the Plan (as defined in the Plan) was deemed to have occurred on May __, 2004.

               PLEASE TAKE FURTHER NOTICE that the Plan and its provisions are binding on the Debtors, any entity acquiring or receiving property or a distribution under the Plan, and any holder of a Claim against or Equity Interest in the Debtors as of February 18, 2004, the Court-approved Record Date, including all governmental entities, whether or not the Claim or Equity Interest of such holder is impaired under the Plan and whether or not such holder or entity has accepted the Plan.

               PLEASE TAKE FURTHER NOTICE that on or before the sixtieth (60th) day after the Effective Date, all applications for final allowances of compensation and reimbursement of expenses pursuant to sections 327, 328, 330, 503(b) and 1103 of title 11 of the United States Code for professional services rendered up to the Confirmation Date (each a "Final Fee Application") must be filed with the Bankruptcy Court, together with proof of service thereof, and served on (i) the attorneys for the Debtors, Weil, Gotshal & Manges LLP ("WG&M"), 767 Fifth Avenue, New York, New York 10153 (Attn: Marvin E. Jacob, Esq. and Judy G. Z. Liu, Esq.), Menter, Rudin & Trivelpiece, P.C., 500 South Salina Street, Suite 500, Syracuse, New York 13202 (Attn: Jeffrey A. Dove, Esq.)
(ii) United States Trustee for the Northern District of New York, (iii) the attorneys for the Debtors' postpetition lenders, (iv) the attorneys for the Retiree Committee, (v) Nicholas S. Priore, Esq., Getnick Livingston Atkinson Gigliotti & Priore, LLP, 258 Genesee Street, Suite 401, Utica, NY 13502, counsel for ACE Insurance, (vi) David L. Ganje, Esq., Ganje Law Office, Two Tower Place, Albany, NY 12203, counsel for CitiCapital Commercial Corporation f/k/a Associates Commercial Corporation, (vii) David L. Rasmussen, Esq., Harris Beach LLP, 99 Garnsey Road, Pittsford, NY 14534, counsel for Zurich North America,
(viii) Roger Reierson, Esq., Office of the General Counsel, 1200 K Street, N.W., Suite 340, Washington, DC 20005, counsel for Pension Benefit Guaranty Corporation (ix) the Securities and Exchange Commission, the Internal Revenue Service, and other government agencies to the extent required by the Bankruptcy Rules and the Local Bankruptcy Rules for the Northern District of New York, (x) all parties having filed an objection to the Plan.

               PLEASE TAKE FURTHER NOTICE that objections, if any, to any Final Fee Application shall be filed with the Court, together with proof of service thereof, and served upon the applicant and the parties identified above, so as to be received not later than 5:00 p.m. Eastern Time on the date that is three business days prior to the hearing on the Final Fee Applications.

Dated:    April [__], 2004
          Syracuse, New York

                                    EXHIBIT A

------------------------------------------ -------------------------------------
                      DEBTORS                                      CASE NO.
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------

------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Agway, Inc.                                                  02-65872
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Agway General Agency, Inc.                                   02-65873
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Brubaker Agronomic Consulting Service LLC                    02-65874
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Country Best Adams, LLC                                      02-65875
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Country Best-DeBerry LLC                                     02-65876
------------------------------------------ -------------------------------------
------------------------------------------ -------------------------------------
Feed Commodities International, LLC                          02-65877
------------------------------------------ -------------------------------------